Exhibit 10.3

                              ASSIGNMENT AGREEMENT

      This ASSIGNMENT AGREEMENT (this "Agreement"), dated July 1, 1999, is by and between Peninsula Gaming Partners, LLC, a Delaware limited liability company ("PGP") (formerly AB Capital, LLC) and Peninsula Gaming Company, LLC, a Delaware limited liability company ("PGCL").

      WHEREAS, PGP is party to (i) that certain Asset Purchase and Sale Agreement, dated as of January 15, 1999, between PGP and Greater Dubuque Riverboat Entertainment Company, L.C. (the "Asset Purchase Agreement"), and (ii) that certain Real Property Purchase and Sale Agreement, dated January 15, 1999, between PGP and Harbor Community Investment, L.C. (the "Real Property Agreement"), and

      WHEREAS, PGP is permitted to assign its rights and duties under the Asset Purchase Agreement and the Real Property Agreement, and

      WHEREAS, PGP and PGCL desire to assign PGP' rights and duties under such agreements to PGCL,

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. PGP hereby assigns all of its rights and obligations under the Asset Purchase Agreement and the Real Property Agreement to PGCL.

      2. PGCL hereby accepts such assignment and assumes all of PGP's obligations under the Asset Purchase Agreement and the Real Property Agreement from and and after the date hereof.
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      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                        PENINSULA GAMING PARTNERS, LLC

                                        By: /s/ M. Brent Stevens
                                            ------------------------------------
                                            M. Brent Stevens
                                            Chief Executive Officer


                                        PENINSULA GAMING PARTNERS, LLC

                                        By: /s/ M. Brent Stevens
                                            ------------------------------------
                                            M. Brent Stevens
                                            Chief Executive Officer


              Assignment of Asset Purchase and Real Property Purchase Agreements